Supplement dated October 17, 2002 to the Prospectuses of each Fund listed below:

          MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT
                  THE CORPORATE FUND ACCUMULATION PROGRAM, INC.
                MERRILL LYNCH TOTAL RETURN BOND FUND, a series of
                  MERRILL LYNCH INVESTMENT MANAGERS FUNDS, INC.
                   MERCURY TOTAL RETURN BOND FUND, a series of
                                MERCURY FUNDS II

     The Boards of the above funds approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by Core Bond Portfolio ("Core Bond"), a series of Merrill Lynch Bond Fund, Inc. ("Bond Fund"), of substantially all of the assets and the assumption of substantially all of the liabilities of each of Merrill Lynch Global Bond Fund for Investment and Retirement ("Global Bond"), The Corporate Fund Accumulation Program, Inc. ("Corporate Fund"), Merrill Lynch Total Return Bond Fund ("ML Total Return Bond") and Mercury Total Return Bond Fund ("Mercury Total Return Bond," and together with Global Bond, Corporate Fund and ML Total Return Bond, the "Target Funds") in exchange for newly-issued shares of common stock of Core Bond. After the completion of these transactions, Global Bond and Corporate Fund will be dissolved and each will terminate its registration as an investment company under the Investment Company Act of 1940, as amended, and Mercury Total Return Bond and ML Total Return Bond will terminate as series of Mercury Funds II and Merrill Lynch Investment Managers Funds, Inc., respectively (collectively, the "Reorganization"). The acquisition of any Target Fund is not contingent upon the acquisition of any other Target Fund.

     The Agreement and Plan provides that shareholders of Global Bond, ML Total Return Bond and Mercury Total Return Bond will be entitled to receive shares of the common stock of Core Bond having the same or equivalent letter designation, with the same or lower distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, as the shares held immediately prior to the Reorganization. Shareholders of Corporate Fund will receive Class A shares of Core Bond which have no ongoing account maintenance or distribution fees.

     A special meeting of shareholders of each Target Fund will be called to consider approval or disapproval of the Agreement and Plan. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the first calendar quarter of 2003. Effective at the close of business on October 25, 2002, Global Bond, Mercury Total Return Bond and ML Total Return Bond each will suspend the sale of its shares other than pursuant to automatic investment plans, the automatic dividend reinvestment plans and certain 401(k) programs.


CODE:  # 10/17/02 - PR - SUP